Exhibit 99.1

Estimates of future earnings are by definition, and certain other matters discussed in this presentation may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, its ability to successfully complete The Fountains transaction and integrate it into the Company's operations, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, our ability to manage our expenses as a percentage of revenues under management, market factors that could affect the value of our properties, the risks of downturns in economic conditions generally, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's annual report on form 10-K filed with the Securities and Exchange Commission. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. SUNRISE SENIOR LIVING

Founded in 1981 Pioneered resident-centered senior care model Deep and experienced management team Cluster communities in top major metropolitan markets Largest senior living provider 413 communities open or under construction 45,900 resident capacity 35,000 team members 94% of resident fees from private pay sources Completed management services transformation SUNRISE SENIOR LIVING CORPORATE OVERVIEW

70-74 75-79 80-84 85-89 90 & Over Men 17 24 26 48 79 Women 20 28 38 55 62 Source: Joint Center for Housing Studies of Harvard University Seniors' Need for Assistance Rises Dramatically with Age (percent needing assistance with at least one activity of daily living) STRONG DEMOGRAPHIC TRENDS

Years 2000-2010 +85 Population 34 U.S. Population 9 Source: U.S. Census Bureau Demographic Growth STRONG DEMOGRAPHIC TRENDS

Source: American Seniors Housing Association, Senior Housing Statistical Handbook, Edition IV . Units/Beds include communities open and under construction. SENIOR HOUSING SUPPLY

Source: National Investment Center for the Seniors Housing and Care Industries, American Seniors Housing Association, Company Estimate Total Revenue (2003 Estimate) $132 Billion Assited Living Nursing Homes Congregate 16 74 10 Congregate/ Independent $13 Assisted Living $21 Nursing Homes $98 10% 16% 74% SENIOR HOUSING AND CARE REVENUE SOURCES

Annual Revenue Estimates Lodging + Food / Beverage Seniors Housing & Care 85.6 106.8 Lodging Seniors Housing & Care 1744000 1754000 Direct Employment Lodging Seniors Housing & Care 33575 52579 National Estimates of the Number of Properties Sources: Urban Land Institute, National Multi Housing Council, U.S. Census Bureau, Smith Travel Research, PricewaterhouseCoopers, NIC, Bureau of Labor Statistics. INDUSTRY COMPARISON $106.8 $85.6

Net Worth Distribution for Age 75 or Older, 2000 Percentage of Over 75 Household Income Greater Than or Less Than $15,000 Sources: U.S. Census Bureau, 2003; U.S. Census Bureau, 2000 RESIDENT FINANCIAL PROFILE 1994 1997 2000 2003 Under $15,000 0.51 0.44 0.39 0.37 Over $15,000 0.49 0.56 0.61 0.63 1st 2nd 3rd 4th 5th Median Net Worth (in thousands) 46 116 226 323 569 Quintiles

1st 2nd 3rd 4th 5th Ave. Length of Stay (Years) 1.3 3.2 6.2 8.8 15.5 SENIORS CAN AFFORD SUNRISE Potential Length of Stay - Ages 75 & Older Years $46 $116 $226 $569 $323 Net Worth (000's) Sources: U.S. Census Bureau, 2003; U.S. Census Bureau, 2000 Calculation assumes: Ave. daily rate of $128, Assumed annual household income of $10,000; = Net Worth annual spend down of $36,720 Quintiles

EXCELLENCE IN OPERATIONS CLUSTERING IN MAJOR METRO AREAS FOCUS ON ENVIRONMENT EFFICIENT & FLEXIBLE CAPITAL PLAN $ Deep markets Regional infrastructure Top zip codes Warm, residential design Award-winning architecture Purpose-built Resident centered Training programs Mission oriented Strong cash balances Low leverage Strong credit KEYS TO SUCCESS

RESIDENT-CENTERED SENIOR LIVING RESIDENT-CENTERED SENIOR LIVING

EXCELLENCE IN OPERATIONS Community based staff - 34,000 Regional and headquarters support staff - 1,000 Continuous improvement focus Leadership development programs Five Star training program Mystery shopping Surveys $72 million of corporate G&A (2004 estimate)

UK Opening Growth Frognal House Open Nov 99 Virginia Water Open May 2002 Elstree Open Feb 2003 Banstead Open May 2005 Purley Open July 2005 Edgbaston Open April 06 Bournemouth Open Mar 06 Guildford Open Mar 06 Esher Open Aug 06 Southampton est Open Aug 06 Mobberley est Open Nov 06 Solihull est Open Feb 07 Cardiff est Open May 07 Fleet Open Jan 06

Germany Opening Growth * * * * Subject to permits approval * *

MANAGEMENT SERVICES TRANSFORMATION COMPLETE 1. Property Sale/Long-Term Manage Back Program - Completed 2. Marriott Senior Living & EdenCare transactions - Integrated 3. Future development and acquisitions with investment partners Three Transformation Drivers

CAPITAL PARTNERS AEW/ CalPERS Aureus Carlyle Group CNL Crescent Capital CSFB First Islamic Bank Sunrise Senior Living REIT GEM Investors Investcorp JPMorgan Fleming Pramerica Prudential Public Pensions

SUNRISE CANADIAN REIT Acquired 24 communities from Sunrise and Sunrise joint ventures (nine in Canada, 15 in U.S.) Nine development projects committed by Sunrise in 2005 Right of first offer on Canadian senior living development or acquisition opportunities Traded on the Toronto Stock Exchange (SZR) Efficient/Low cost of capital source REIT able to develop and acquire properties 30-year strategic alliance agreement Right to manage all REIT properties Exit alternative for existing joint venture partners Long-term holder of real estate Overview REIT Advantages to Sunrise

THE FOUNTAINS ACQUISITION SUMMARY 19 long-term management contracts; land and other assets $175M in revenues under management Acquirer expected 80% interest in 18 properties in 13 states with capacity of approximately 5,000 The Fountains operates in 13 states - Sunrise currently operates in all 13 Independent Living (57%); Assisted Living (27%); Skilled Nursing (16%) $508M total purchase price plus assumption of $88.5M in refundable entrance fee obligations Capital partner expected to acquire 80% equity interest in real estate associated with the $470M 18-community portfolio $34M - Sunrise's 20% equity interest in $470M 18-community portfolio $29M for undeveloped land parcels, certain other assets, and land $63M - Sunrise's expected portion of total purchase price $9M in transaction costs; payable by joint-venture Slightly accretive in 2005 (excludes $3.3M in one-time transition expenses) Transaction expected to close mid-2005 The Fountains Purchase Price

THE FOUNTAINS ACQUISITION SUMMARY Enhances Sunrise's portfolio of independent senior living full- service communities Impressive group of senior living communities that generates strong management fees Earnings and stability from long-term management contracts with limited real estate exposure The Fountains' has a pipeline with additional community development opportunities Expands CCRC business - builds upon momentum from Marriott acquisition Great cultural fit - resident focused and high quality care

TYPICAL SUNRISE DEVELOPMENT JOINT VENTURE Multiple properties, providing geographic diversification Risk sharing (capital, construction phase, & fill-up) Capital Structure: 75% debt / 25% equity Shared ownership: partner = 80% / Sunrise = 20% Pre-opening fees Long-term management contracts, with incentives

Revenue & earnings from long-term management contracts Stable/predictable revenue stream, with upside potential Reduced earnings volatility Reduced exposure to fluctuations in real estate valuations Higher return on equity Less debt Reduced risk profile (capital, construction, & fill-up risk shared) Simplified story and better valuation MANAGEMENT SERVICES COMPANY BENEFITS

MANAGEMENT CONTRACT ECONOMICS * Estimated pro rata at 4% of revenue under management. **Equal to pre-tax earnings divided by management services revenue less operating expenses. (Dollars in 000s)

Over 400 Locations in Largest Domestic & Intl. Markets New York Los Angeles Chicago Philadelphia San Francisco Boston Dallas Washington Atlanta Detroit Houston Seattle Tampa Minneapolis Cleveland Phoenix Miami Orlando Denver Pittsburgh St. Louis Baltimore Indianapolis San Diego Hartford Charlotte Raleigh U.S. Markets International Markets London Vancouver Toronto MAJOR METROPOLITAN FOCUS Hamburg Bonn

COMPANY TRANSFORMATION - PORTFOLIO COMPOSITION Managed Consolidated 85 15 4Q04 413 Properties Consolidated 61 Managed 352 15% 85% Consists of 381 communities open as of 9/30/2004 plus 32 communities under construction. Numbers assume newly opened communities will be either owned by third parties or in joint ventures.

RESIDENT CAPACITY SUMMARY Assisted living Independent living skilled nursing 71 21 8 Resident Capacity by Service Type Skilled Nursing 8% Assisted Living 71% Independent Living 21% Mansions CCRCs BGs Other 45 28 19 8 Resident Capacity by Property Type Sunrise Mansions 46% CCRCs 28% Brighton Gardens 19% Other 7%

'00 '01 '02 '03 '04E Resident Capacity 12.9 14.8 16.6 42.8 45.9 '00 '01 '02 '03 '04E Communities 164 186 209 373 413 CAGR = 26% CAGR = 37% Communities Operated Resident Capacity Operated (In thousands) SUNRISE IS SERVING MORE SENIORS

CAGR = 45% (Dollars in millions) REVENUE UNDER MANAGEMENT *Revenue under management is equal to revenues generated by Sunrise consolidated communities, communities owned in joint ventures and communities owned by third parties that are managed by Sunrise. 2000 2001 2002 2003 2004E EPS 400 497 598 1383 1850

2000 2001 2002 2003 2004E EPS 0.069 0.066 0.062 0.045 0.04 G&A AS A PERCENTAGE OF REVENUE UNDER MANAGEMENT* *Revenue under management is equal to revenues generated by Sunrise consolidated communities, communities owned in joint ventures and communities owned by third parties that are managed by Sunrise. **G&A excludes $11 million of one-time transition costs in 2003. Including transition costs, G&A would have been 5.3% of revenue under management. *** G&A excludes $800,000 of unusual hurricane costs in 2004. Including hurricane costs, G&A would have been 4.1% of revenue under management 290 bp Decrease

'00 '01 '02 '03 3Q04 Revenue 344.8 428.2 505.9 1188.3 1481 CAGR = 44% 2000 2001 2002 2003 3Q04 Debt 0.6 0.54 0.41 0.22 0.23 (Dollars in millions) REVENUE DEBT as a % of total assets -$433 million SOLID FINANCIAL PERFORMANCE Annualized

2002 2003 2004E 2005E EPS 0.5 1 1.6 1.87 CAGR = 55% "CORE" EARNINGS PER SHARE GROWTH *2002 "core" EPS equal to GAAP EPS of $2.23 per share, less income from property sales of $74 million or $1.73 per share. *2003 "core" EPS equal to GAAP EPS of $2.63 per share, less income from property sales of $76 million or $1.90 per share, plus transition expenses of $11 million or $0.28 per share *2004 "core" EPS equal to mid-point of Company guidance ($2.24 per share), less income from property sales of $25 million or $0.64 per share. *2005 EPS equal to mid-point of Company guidance, does not assume any income from property sales and does not reflect any possible change in accounting rules, for example, the expensing of stock options.

5% + New Management Services Opportunities 5% - 6% New Construction 4% - 6% Internal Growth GROWTH DRIVERS Growth in management fees and contribution from consolidated and minority owned portfolio through revenue increases from occupancy and rate growth and new services Control expenses to enhance profitability 25-35 new communities per year Top 30 U.S. markets International - UK, Germany & Canada Additional product lines (AL, IL, CCRCs) 15+ new management contracts per year Selective acquisitions with financial partners Deep experience in multiple product lines 15% Growth Target 5% 10% 15%

Industry leader in growing senior living field Experienced & disciplined management team Attractive fundamentals Fragmented industry High barriers to entry Strong financial position Predictable growth Management services structure WHY SUNRISE?